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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 20, 2003
                                                          ---------------


                               EVANS BANCORP, INC.
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               (Exact name of Registrant as Specified in Charter)

         New York                       0-18539                 16-1332767
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 (State or Other Jurisdiction         (Commission          (I.R.S. Employer
      of Incorporation)               File Number)       Identification Number)


14-16 North Main Street, Angola, New York                         14006
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code   (716) 549-1000
                                                   ----------------------------



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ITEM 5.           OTHER EVENTS

                  Evans Bancorp, Inc. is filing herewith a press release issued on August 20, 2003 which is included herein. This press release was issued to announce that its Board of Directors has declared a semi-annual dividend to be paid on outstanding EVBN common stock.

ITEM 7.           FINANCIAL STATEMENT AND EXHIBITS

                  The following exhibit is included herein:

                  99.1     August 20, 2003 Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EVANS BANCORP, INC.

                                  By:/s/James Tilley
                                     -----------------------------------
                                        James Tilley, President and CEO


August 20, 2003